--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-A

                            ------------------------

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            ------------------------

                               JAMES HARDIE N.V.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               THE NETHERLANDS                               NOT APPLICABLE
  (STATE OF INCORPORATION OR ORGANIZATION)        (I.R.S. EMPLOYER IDENTIFICATION NO.)

                               WORLD TRADE CENTER
                               STRAWINSKYLAAN 749
                               1077 XX AMSTERDAM
                                THE NETHERLANDS
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

If this form relates to the registration      If this form relates to the registration
of a class of securities pursuant to          of a class of securities pursuant to
Section 12(b) of the Exchange Act and is      Section 12(g) of the Exchange Act and is
effective pursuant to General                 effective pursuant to General
Instruction A.(c), please check the           Instruction A.(d), please check the
following box. [X]                            following box. [ ]

 SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:
                                   333-63649

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                   TITLE OF EACH CLASS                                 NAME OF EACH EXCHANGE ON WHICH
                   TO BE SO REGISTERED                                 EACH CLASS IS TO BE REGISTERED
                   -------------------                                 ------------------------------
                      COMMON STOCK,                                        NEW YORK STOCK EXCHANGE
            NOMINAL VALUE NLG 0.02 PER SHARE

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT: NOT APPLICABLE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The information called for by this item is incorporated herein by reference to the information set forth under the caption "Description of Capital Stock" in the prospectus included in the Registrant's Registration Statement on Form F-1 (Registration No. 333-63649) filed on September 17, 1998 with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and is hereby incorporated by reference.

ITEM 2. EXHIBITS.

     The following exhibits are filed as a part of the registration statement:

    1.1    Registration Statement on Form F-1 of James Hardie N.V.
           (Registration No. 333-63649) filed on September 17, 1998, as amended(1)
    3.1    Form of Amended and Restated Articles of Association of James
           Hardie N.V.(2)
    4.1    Form of Common Stock Certificate of James Hardie N.V.(3)

---------------
(1) Filed previously.

(2) Incorporated by reference to Exhibit 3.1 of the Registration Statement on Form F-1 of James Hardie N.V. (Registration Statement No. 333-63649) filed on September 17, 1998, as amended.

(3) Incorporated by reference to Exhibit 4.1 of the Registration Statement on Form F-1 of James Hardie N.V. (Registration Statement No. 333-63649) filed on September 17, 1998, as amended.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, on the 2nd day of March, 1999.

                                          JAMES HARDIE N.V.,
                                          a company incorporated under the laws
                                          of The Netherlands

                                          By: /s/ PETER MACDONALD
                                              ---------------------------------
                                                      Peter Macdonald
                                              Authorized Representative in the
                                                       United States

                                        3